FIRST FINANCIAL NORTHWEST

WELCOME
to the
Eighth Annual
Meeting of Shareholders

June 17, 2015

NASDAQ GS: FFNW

BOARD OF DIRECTORS

Name	Board Title	Business Title	Year Appointed to the Board
Gary F. Kohlwes, Ed. D.	Chairman Audit / Compliance / Risk Committee Chair	Retired Superintendent Renton School District	1977
Gary F. Faull	Director / Directors' Loan Committee Chair	Attorney Gary F. Faull Law Offices	1999
Richard P. Jacobson	Director	EVP, CFO, and COO FFNW / FSBNW	2013
Joseph W. Kiley III	Director	President and CEO FFNW / FSBNW	2012
Joann E. Lee, CPA	Director / Compensation and Awards Committee Chair	Principal Joann Lee & Associates, CPAs	2005
Kevin D. Padrick	Director / Investment and ALCO Chair / Nominating and Corporate Governance Committee Chair	Sr. Principal / Co-Founder Obsidian Finance Group, LLC	2013
Daniel L. Stevens	Director / Internal Asset Review Committee Chair	Retired Chairman Home Federal Bank	2011

Senior Management Team

Name	Title	Years with FSBNW	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	3	27
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	2	26
Herman L. Robinson	SVP, Chief Credit Officer (FSBNW)	5	47
Simon Soh	SVP, Chief Lending Officer (FSBNW)	5	25
Ronnie J. Clariza	SVP, Chief Risk Management Officer (FSBNW)	12	14
Dalen D. Harrison	SVP, Chief Deposit Officer (FSBNW)	1	32

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.fsbnw.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Agenda

Corporate Overview

Selected Financial Results & Balances

Asset Quality

Banking Landscape

Q1 2015 Focus

Corporate Overview

Holding Company:

First Financial Northwest, Inc.

- IPO October 2007
- NASDAQ Global Select Market: FFNW
- All time low stock price $3.25 – 11/30/10
- Bank Holding Company March 2015, (formerly a Savings and Loan Holding Company)
- **All time high stock price $12.66 – 04/02/15**
- Closing stock price $11.90 – 04/30/15

Community Bank:

First Savings Bank Northwest

- Organized in 1923 as a state savings and loan association
- Single branch office
- Washington state chartered savings bank since 1992

Market Area:

Headquartered in Renton, Washington

- Primarily serving customers along the I-5 and I-405 corridors in Western Washington, with a primary focus in King County
- Coming soon – new office in Mill Creek, WA – Q3 2015

Selected Financial Results & Balances

First Financial Northwest Snapshot

	End of Period		
	12/31/13	12/31/14	Q1 2015
Assets	$921.0 million	$937.0 million	$955.0 million
Loans Receivable, Net	$663.2 million	$663.9 million	$668.7 million
Deposits	$612.1 million	$614.1 million	$631.0 million
Advances from the FHLB	$119.0 million	$135.5 million	$135.5 million
Stockholders' Equity	$184.4 million	$181.4 million	$180.8 million
Shares Outstanding	16.4 million	15.2 million	14.9 million
Book Value Per Share	$11.25	$11.96	$12.10

CAPITAL RATIOS
Bank Only

	End of Period			
	12/31/13	12/31/14	Q1 2015	Minimum to be Well Capitalized
Tier 1 Leverage	18.60%	11.79%	11.64%	5%
Tier 1 Risk-Based	27.18%	18.30%	17.33%	8%
Total Risk-Based	28.44%	19.56%	18.59%	10%
Common Equity Tier 1 Capital*			17.33%	6.5%

*Effective 2015

Income Statement Summary

(Dollars in thousands except share data)

	Year Ended December 31,		
	2013	2014	Q1 2015
Net Interest Income	$31,013	$32,448	$7,522
Provision for loan losses (recapture)	($100)	($2,100)	($100)
Noninterest Income	$891	$498	$91
Noninterest Expense	$21,082	$18,503	$4,290
Pre-Tax Income	$10,922	$16,543	$3,423
Taxes (benefit)	($13,543)	$5,856	$1,194
Net Income	$24,465	$10,687	$2,229
Earnings Per Share (basic)	$1.47	$0.72	$0.16

FFNW Stock Price

Jan 2014 – Apr 2015



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$10.34
$10.34
$10.15
1.97%
$10.20
$11.04
$10.87
1.84%
$10.52
$10.83
1.96%
$10.21
$11.60
$11.75
1.66%
$12.04
$11.99
$12.01
$12.35
1.94%
$11.90
Jan-14
Feb-14
Mar-14
Apr-14
May-14
Jun-14
Jul-14
Aug-14
Sep-14
Oct-14
Nov-14
Dec-14
Jan-15
Feb-15
Mar-15
Apr-15
Dividend Yield
Closing Price on Last Business Day of the Month

NASDAQ GS: FFNW

Source: Yahoo Finance Website http://finance.yahoo.com/q/hp?s=FFNW+Historical+Prices

Net Interest Income & NIM



$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$5,500
$5,000
Thousands
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.82%
3.78%
3.86%
3.84%
3.61%
3.40%
$8,074
$8,054
$8,178
$8,219
$7,997
$7,522
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
NII
NIM

NASDAQ GS: FFNW

FIRST FINANCIAL NORTHWEST

Noninterest Expense/ Average Assets



4.00%
3.00%
2.00%
1.00%
0.00%
3.45%
3.47%
3.43%
3.32%
3.48%
3.12%
2.09%
2.06%
1.93%
1.99%
1.99%
1.84%
GOAL
≤ 2%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Noninterest Expense/Average Assets
WA State Peer Group*

NASDAQ GS: FFNW

*Source: FDIC State Profile Quarterly update

FIRST FINANCIAL NORTHWEST

TOTAL LOAN PORTFOLIO



(End of Period)
Millions
$900
$600
$300
$0
$892
$723
$674
$689
$704
$711
$399
$335
$307
$281
$274
$266
$145
$114
$112
$119
$120
$122
$273
$232
$222
$249
$248
$250
$57
$25
$19
$31
$51
$61
$20
$16
$14
$10
$11
$12
2010
2011
2012
2013
2014
Q1 2015
Business & Consumer
Construction
CRE
Multifamily
1-4 Family
Total Loans, gross

NASDAQ GS: FFNW

FIRST FINANCIAL NORTHWEST

DEPOSITS

(End of Period)



Q1 2014
$30.0
5%
$159.1
27%
$398.0
68%
Q4 2014
$35.1
6%
$166.4
30%
$358.2
64%
Q1 2015
$37.4
7%
$180.0
32%
$347.4
61%
Checking & Now Accts
Savings & Money Market Accts
CDs

(In millions) Excludes bank-owned deposits

Asset Quality

NONPERFORMING ASSETS (NPAS)



Nonperforming Loans + OREO = NPAs
(End of Period)
Millions
$120
$90
$60
$30
$0
$93
$30
$63
$50
$26
$24
$40
$17
$23
$15
$11
$4
$11
$9
$2
$8
$5
$3
2010
2011
2012
2013
2014
Q1 2015
Nonperforming Loans
OREO
NPA

NASDAQ GS: FFNW

DELINQUENT LOANS

(End of Period)



Millions
$80
$70
$60
$50
$40
$30
$20
$10
$-
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
8.42%
4.32%
4.50%
0.86%
0.74%
0.58%
$9
$63
$72
$7
$24
$30
$7
$23
$29
$2
$4
$6
$4
$1
$5
$1
$3
$4
2010
2011
2012
2013
2014
Q1 2015
Q1 2015
FDIC delinquent &
nonaccrual loans to
total loans (median %)
1.14%*
Delinquent Loans, 30 to 89 days
Nonaccrual
Total Delinquent, 30 to 89 days and Nonaccrual
Delinquent and Nonaccrual to Loans Receivable, Net

NASDAQ GS: FFNW

*Source: FDIC State Profile Q1 2015

FIRST FINANCIAL NORTHWEST

Banking Landscape

BANKING COMPLIANCE INDEX (BCI)



"The Big Picture"
300
225
150
75
0
6000
4500
3000
1500
0
2005 Q1
2006 Q1
2007 Q1
2008 Q1
2009 Q1
2010 Q1
2011 Q1
2012 Q1
2013 Q1
2014 Q1
2015 Q1
Enforcement Actions
Regulatory Items
Pages of Regulatory Changes

Source: Bankingcomplianceindex.com

BANKING INDUSTRY TRENDS

Interest Rate Levels Since . . .1790

- Current interest rate levels are near historical lows … but they can continue to fall (or remain at low levels for years)



18
16
14
12
10
8
6
4
2
0
1790
1798
1806
1814
1822
1830
1838
1846
1854
1862
1869
1877
1885
1893
1901
1909
1917
1925
1933
1941
1949
1957
1964
1972
1980
1988
1996
2004
2012
US Depression late 1780s
1790: 8.7%
1792: 4.7%
First Bank of the United States: 1791
Panic of 1796-1797; US real estate collapse and ensuing Depression
1798: 8.1%
1821: 4.6%
Panic of 1819 following the end of the War of 1812 and mismanagement of the Second Bank of the United States
1835: 4.0%
US economic boom
Panic of 1837 followed by Depression ('37-'43): causes were restrictive lending policies in Great Britain, decline in cotton prices, speculative lending
1842: 6.6%
Panic of 1857 followed by Depression ('57-'60): key causes were declining international economy, failure of a large US bank, and downturn in the railroad industry
1861: 6.6%
1864: 5.3%
US Civil War (1860-1865): US forced off of the gold standard
1869: 4.2%
Gold crash
The Great (railroad) strike
1877: 4.5%
Federal Reserve System created: 1913
Panic of 1907: Failed attempt to corner the market on the stock of a large company generated bank losses, a crisis in confidence in banks and bank runs
1907: 3.3%
1900: 2.9%
1915: 3.7%
WWI ('14-'18)
Depression of 1920-21: Fed hiked rates to control post-war inflation; returning soldiers weighed on wages
1920: 5.6%
The Great Depression ('29-'41)
1932: 4.2%
1945: 1.7%
WW II ('41-'45)
Vietnam war; US combat involvement ('65-'73)
Fed hikes as economy heated up
1969: 7.9%
1971: 5.5%
US abrogation of Bretton Woods
1st oil shock ('73-'74)
2nd oil shock and Iran hostage crisis ('79-'80)
US Fed Chairman Volker increased the Fed funds rate to a peak of 20% in 1981 to get double-digit inflation under control
1981: 15.8%
1984: 13.9%
Volker hiked rates to restrain the economic recovery and ensure inflation would remain low
Recession following oil shock
1986: 7.0%
Low in policy rate cycle
Unexpected rate hiking cycle as economic growth improved following '91 recession
1994: 7.9%
1993: 5.5%
Low in policy rate cycle following '91 recession
Start of a rate hiking cycle as inflation crept up with economy recovering from '01 rescession
2004: 4.7%
2003: 3.5%
Low in policy rate cycle following tech bubble bursting
2008: 2.2%
GFC: QE1
2010: 2.5%
QE2
2012: 1.6%
QE3

Source: Global Financial Data, Goldman Sachs Equity Research

History of 10 year Treasury

SANDLER O'NEILL + PARTNERS 3

NASDAQ GS: FFNW

FIRST FINANCIAL NORTHWEST

BANK M&A UPDATE

Banking Industry "Concentration" has Increased Significantly

Number of Banks and Thrifts (Asset Size)



Over $100 Billion
$50 - $99.9 Billion
$25 - $49.9 Billion
$10 - $24.9 Billion
$5 - $9.9 Billion
$1 - $4.9 Billion
Less than $1 Billion
22
9
19
43
76
480
5,821
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000

Total Assets (in billions)



Over $100 Billion
$50 - $99.9 Billion
$25 - $49.9 Billion
$10 - $24.9 Billion
$5 - $9.9 Billion
$1 - $4.9 Billion
Less than $1 Billion
$12,447
$667
$631
$710
$541
$981
$1,350
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000

Assets	Number of Banks and Thrifts		Total Assets ($billions)	
Over $100 Billion	22	0.3%	$12,447	71.8%
$50 - $99.9 Billion	9	0.1%	$667	3.8%
$25 - $49.9 Billion	19	0.3%	$631	3.6%
$10 - $24.9 Billion	43	0.7%	$710	4.1%
$5 - $9.9 Billion	76	1.2%	$541	3.1%
$1 - $4.9 Billion	480	7.4%	$981	5.7%
Less than $1 Billion	5,821	90.0%	$1,350	7.8%
Total	6,470	100.0%	$17,327	100.0%

Note: Financial data as of March 31, 2015
Source: SNL Financial; includes all FDIC-insured institutions

RETURN ON ASSETS (ROA)

Community Banks Above Minimum Profit Levels

Reviewing all FDIC charters illustrates how many Community Banks are achieving minimum success on ROA-Return on Assets. With the exception of institutions in the Northeast and Mid-Atlantic, nearly half of Banks earn at least 0.80% in ROA.

% of Banks <$10 Billion in Assets Earning More Than 0.80% ROA



43%
40%
57%
59%
28%
28%
31%
31%
56%
52%
63%
63%
55%
54%
46%
43%
Southeast
South Central
Northeast
Mid-Atlantic
Midwest
Southwest
Mountain
West
2015Q1
2014Q1

Source: FIG Partners Research, FDIC Call Reports

Economies of Scale in the Banking Sector

Attaining over $5 billion in assets typically results in more efficient operations, translating into increased profitability and higher valuations

Efficiency Ratio



80.0%
75.0
70.0
65.0
60.0
55.0
75.9%
67.8%
62.5%
60.8%
61.7%
56.4%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Noninterest Expense / Average Assets



3.20%
3.00
2.80
2.60
2.40
2.20
2.00
3.05%
2.93%
2.67%
2.70%
2.45%
1.82%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

ROAA



1.10%
1.00
0.90
0.80
0.70
0.60
0.96%
0.66%
0.84%
0.97%
0.96%
0.96%
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn

Valuation



2.00x
1.75
1.50
1.25
1.00
0.75
20.0
18.0x
16.0
14.0
12.0
10.0
P / TBV(LHS)
P / LTM EPS (RHS)
1.02x
0.95x
12.7x
17.39x
1.29x
14.6x
1.57x
15.5x
1.79x
16.8x
1.72x
18.1x
< $1bn
$1 - 3bn
$3 - 5bn
$5 - 10bn
$10 - 20bn
FFNW – 3/31/15

NASDAQ GS: FFNW

Source: SNL Financial.
Note: Financial data as of most recent reported quarter. Market data as of June 3, 2015. Includes publicly traded US headquartered banks. Excludes MHCs and Co-Ops.

FIRST FINANCIAL NORTHWEST

FIRST FINANCIAL STOCK PERFORMANCE VS. PEERS AND BROADER INDICES


3-Year Stock Price Performance
Western US Peers 67.7 %
KBW Regional Bank 66.3
S&P 500 65.4
FFNW 50.6
90%
80
70
60
50
40
30
20
10
0
(10)
(20)
Jun-12
Oct-12
Feb-13
Jun-13
Oct-13
Feb-14
Jun-14
Oct-14
Feb-15
Jun-15
Western US Peers
KRX
S&P 500
FFNW

Valuation and Stock Price Performance

	FFNW	CACB	PCBK	RVSB	TSBK	PFLC	CZBC	Peer Group Median [1]	Regional Bank Index	S&P 500
Valuation										
Price	$11.61	$4.98	$13.09	$4.14	$9.82	$6.56	$12.30	–	$84.44	$2,114
% of 52-wk High	91.7%	88.1%	89.3%	87.0%	84.8%	95.1%	94.6%	88.7%	98.3%	99.2%
P/TBV	0.96x	1.53x	1.53x	1.20x	0.87x	1.13x	1.06x	1.16x	1.98x	8.74x
P/2015E Earnings[2]	–	18.2	14.3	24.7	–	–	–	18.2	16.4	17.4
Stock Price Performance										
1-Week	(2.0)%	0.6 %	0.7 %	1.5 %	(2.8)%	(1.2)%	(1.6)%	(0.3)%	1.9 %	(0.4)%
30-Day	(2.1)	3.1	1.2	(5.3)	(5.6)	(3.4)	-	(1.7)	5.8	0.3
3-Month	(3.3)	6.2	(2.9)	(7.6)	(6.7)	(4.2)	0.8	(3.6)	7.9	0.3
1-Year	5.1	15.5	(1.9)	12.2	(7.9)	3.3	15.1	7.8	14.0	9.9
5-Year	143.4	(12.6)	18.7	42.8	151.8	50.8	15.1	30.7	64.5	91.7

Source: Capital IQ, SNL Financial, Company filings.
Note: Market data as of June 3, 2015.
(1) Western US Peers include CACB, PCBK, RVSB, TSBK, PFLC and CZBC. P/TBV and P/E figures reflect median metrics. Stock price performance figures reflect average metrics.
(2) SNL Price/EPS Estimate (2015).

BANKING INDUSTRY TRENDS
Economies of Scale

- Economies of scale are becoming more distinct within the banking industry
- Increased regulatory expenses have disproportionately impacted small community banks (below $100mm in total assets)

Efficiency Ratio by Bank Asset Size Since 1989



FFNW currently operates below Large-cap Banks
Small Community Banks (<$100mm in assets) are the least efficient
Large-cap Banks (>$10bn in assets) are the most efficient
130%
120%
110%
100%
90%
80%
70%
60%
50%
1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014
< $100mm
$100mm - $1B
$1B - $10B
> $10B

Includes public banks and thrifts
Source: SNL Financial

SANDLER O'NEILL + PARTNERS 4

NASDAQ GS: FFNW

FIRST FINANCIAL NORTHWEST

BANK VALUATION TODAY
Economies of Scale

Bank valuations driven in part by size/scale and capital strength

Total Assets (# of Banks)	Median Price / TBV	
>$50bn (21)	131%	Perceived to operate in more restrictive regulatory environment
$25bn - $50bn (14)	170%	Sweet spot in bank valuation matrix based on efficiency and strategic optionality
$10bn - $25bn (34)	176%	
$5 - $10bn (53)	178%	Sweet spot in bank valuation matrix based on efficiency and strategic optionality
$1 - $5bn (174)	133%	
$500mm - $1bn (82)	102%	While exceptions exist, generally viewed as too small to deliver acceptable returns
< $500mm (43)	104%	

TCE Ratio (# of Banks)	Median Price / TBV	
> 9% (218)	131%	Outside the group of active acquirors, generally viewed as inefficient managers of capital
8% - 9% (82)	148%	
7% - 8% (46)	161%	Sweet spot in terms of adequate capital structure
6% - 7% (22)	125%	
5% - 6% (4)	113%	Implication of continued distress, requirement of recapitalization and below market valuation

Note: Includes all nationwide banks and thrifts traded on the NASDAQ, NYSE or NYSE MKT (421 total)
Financial data as of most recent quarter; market data as of May 15, 2015
Source: SNL Financial

Q1 2015 Focus

2015 Focus

- "Right size" capital through share repurchases, cash dividends, and potential alternatives
- Core Processor / Technology / Mobile Banking
- Develop and implement a strategic plan with key objectives to:
  - Expand the utilization of technology
  - Improve deposit mix and reduce funding costs
  - Efficient Branch/Deposit geographical footprint
  - Diversify loan portfolio and expand "Niche" lending
  - Improve interest rate risk profile

2015 Focus

- Stock Buyback 2013 – 2015
  - 2013 – 2,728,018 Shares @ Average Price $10.26
  - 2014 – 1,594,033 Shares @ Average Price $10.98
  - 2015 YTD* – 556,183 Shares @ Average Price $11.99
  - Cumulative – 4,878,234 Shares @ Average Price $10.69

Book Value per Share @ 3/31/2015 $12.10

*As of June 5, 2015

Thank you!